FundX Conservative ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

INVESTMENT COMPANIES - 99.5%	Shares	Value
Bond Funds - 43.5%
First Trust Senior Loan ETF	59,081	$2,721,862
iShares 5-10 Year Investment Grade Corporate Bond ETF	23,105	1,201,460
iShares Broad USD Investment Grade Corporate Bond ETF	23,395	1,199,228
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,950	1,211,727
iShares Treasury Floating Rate Bond ETF	25,970	1,310,706
Janus Henderson AAA CLO ETF	53,984	2,715,395
PIMCO Active Bond ETF	12,872	1,190,016
PIMCO Enhanced Short Maturity Active ETF	27,090	2,703,311
SPDR Bloomberg High Yield Bond ETF	29,549	2,799,177
SPDR Portfolio High Yield Bond ETF	120,852	2,825,520
VanEck Fallen Angel High Yield Bond ETF	98,923	2,847,003
Vanguard Total Bond Market ETF	16,040	1,179,742
Total Bond Funds		23,905,147

Core Funds - 51.2%
Invesco S&P 500 Top 50 ETF	85,936	3,241,506
iShares MSCI EAFE Value ETF	16,338	851,210
iShares MSCI USA Quality Factor ETF	23,463	3,452,346
iShares Russell 1000 Growth ETF	10,925	3,312,132
iShares Russell Top 200 Growth ETF	20,320	3,560,471
Schwab U.S. Large-Cap Growth ETF	42,619	3,535,672
Vanguard Growth ETF	11,557	3,592,841
Vanguard Mega Cap Growth ETF	13,702	3,555,806
Vanguard Russell 1000 Growth ETF	38,861	3,031,935
Total Core Funds		28,133,919

Total Return Funds - 4.8%
Global X S&P 500 Covered Call ETF	67,146	2,648,238
TOTAL INVESTMENT COMPANIES (Cost $50,492,149)		54,687,304

SHORT-TERM INVESTMENTS - 2.2%
Money Market Funds - 2.2%	Shares
Fidelity Investments Money Market Government Portfolio – Institutional Class, 5.25%(a)	1,187,779	1,187,779
TOTAL SHORT-TERM INVESTMENTS (Cost $1,187,779)		1,187,779

TOTAL INVESTMENTS - 101.7% (Cost $51,679,928)		$55,875,083
Liabilities in Excess of Other Assets - (1.7)%		(964,691)
TOTAL NET ASSETS - 100.0%		$54,910,392

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Summary of Fair Value Disclosure
December 31, 2023 (Unaudited)

Investments of the FundX Conservative ETF (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

FundX Conservative ETF

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	$54,687,304	$–	$–	$54,687,304
Money Market Funds	1,187,779	–	–	1,187,779
Total Investments	$55,875,083	$–	$–	$55,875,083